UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 13, 2020

IWeb Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8/6 Soi Patanakarn 30

Patanakarn Road, Suan Luang,

Bangkok, Thailand

(Address of principal executive offices, Zip Code)

+662 319 0197 - 99

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement

On March 13, 2020, IWeb, Inc. (the “Company”) entered into a series of Securities Purchase Agreements (the “Purchase Agreements”) with certain investors listed on the signature pages thereto (collectively, the “Purchasers”), pursuant to which the Company sold to the Purchasers in a private placement an aggregate of 108,460 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share, at a purchase price of $2.00 per share for an aggregate offering price of $216,920 (the “Private Placement”). The Private Placement was completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of the Purchase Agreements is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The form of the Purchase Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing summary of the terms of the Purchase Agreements are subject to, and qualified in its entirety by, the form of the Purchase Agreements, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of Securities Purchase Agreements by and between IWeb, Inc. and the Purchasers, dated March 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWeb, Inc.

Date: March 16, 2020	By:	/s/ Wai Hok Fung
Wai Hok Fung
President